                                                                   EXHIBIT 99.12

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO] MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

              SCENARIO                                         1                 2                 3                 4
-----------------------------------   ----------------  ---------------   ---------------   ---------------   ---------------
                SPEED                    PRICING          50% pricing       100% pricing       50% pricing      100% pricing
                RATES                                      Forward           Forward          Forward+100      Forward+100
              TRIGGERS                                       Fail              Fail               Fail            Fail
            CLEANUP CALL                                 To Maturity       To Maturity        To Maturity      To Maturity
         DEFAULT P&I ADVANCE                             100% Advance      100% Advance      100% Advance     100% Advance
          DEFAULT SEVERITY                                   40%                40%               40%              40%
        DEFAULT RECOVERY LAG              Months           12months          12months           12months         12months
           DEFAULT BALANCE                              Current Balance   Current Balance   Current Balance   Current Balance
           CPR = CDR + CRR            Capped at prepay
              CPR = CRR                 PSA standard       CPR = CRR        CPR = CRR          CPR = CRR         CPR = CRR
-----  -------- -------  ----------   ----------------  ---------------   ---------------   ---------------   ---------------
                INITIAL
       RATINGS    BOND      SUB-
CLASS    M/S      SIZE   ORDINATION
-----  -------- -------  ----------
A      Aaa/AAA    80.70       19.30   CDR
                                      CummLosses
M1      Aa2/AA     6.30       13.00   CDR                             -                 -                 -                 -
                                      CummLosses
M2      Aa3/AA     1.75       11.25   CDR                             -                 -                 -                 -
                                      CummLosses
M3      A2/A+      3.20        8.05   CDR                             -                 -                 -                 -
                                      CummLosses
M4      A3/A       1.40        6.65   CDR                             -                 -                 -                 -
                                      CummLosses
B1     Baa1/A-     1.20        5.45   CDR (%)                    10.095            10.652             8.714             9.209
                                      Yield                       6.700             6.530             7.680             7.480
                                      Discount                      165               172               163               165
                                      Margin
                                      WAL                         18.07             12.01             18.99             12.47
                                      Mod Durn                    10.81              8.45             10.30              8.18
                                      Principal           Dec19 - Aug34     Sep14 - Apr32     Oct20 - Aug34     Feb15 - Feb34
                                      Window
                                      Principal                    0.03%             0.00%             0.04%             0.00%
                                      Writedo
                                      Total Collat                15.38%             9.93%            13.93%             8.83%
                                      Loss
B2     Baa2/BBB+   0.90        4.55   CDR                             -                 -                 -                 -
                                      CummLosses
B3     Baa3/BBB    0.75        3.80   CDR                             -                 -                 -                 -
                                      CummLosses
B4     Ba1/BBB-    0.50        3.30   CDR (%)                     8.173             7.850             6.926             6.564
                                      Yield                       9.950             9.700            10.700            10.190
                                      Discount                      485               473               460               423
                                      Margin
                                      WAL                         22.06             15.00             23.01             15.44
                                      Mod Durn                     9.26              8.06              8.81              7.85
                                      Principal           Feb24 - Aug34     Nov17 - Aug34     Feb25 - Aug34     May18 - Jun33
                                      Window
                                      Principal                    0.01%             0.14%             0.02%             0.00%
                                      Writedo
                                      Total Collat                13.30%             7.73%            11.81%             6.64%
                                      Loss
B5     Ba2/BB+     1.00        2.30   CDR
                                      CummLosses
B6     NR/BB+      0.85        1.45   CDR
                                      CummLosses
OC                 1.45           -                                   -                 -                 -                 -

              SCENARIO                       5                 6                 7                 8
-----------------------------------   ---------------   ---------------   ---------------   ---------------
                SPEED                   50% pricing       100% pricing      50% pricing      100% pricing
                RATES                     Forward          Forward          Forward+100      Forward+100
              TRIGGERS                     Fail              Fail              Fail             Fail
            CLEANUP CALL               To Maturity       To Maturity        To Maturity      To Maturity
         DEFAULT P&I ADVANCE           100% Advance      100% Advance      100% Advance      100% Advance
          DEFAULT SEVERITY                 50%                50%               50%               50%
        DEFAULT RECOVERY LAG             12months          12months          12months          12months
           DEFAULT BALANCE            Current Balance   Current Balance   Current Balance   Current Balance
           CPR = CDR + CRR
              CPR = CRR                  CPR = CRR         CPR = CRR         CPR = CRR         CPR = CRR
-----  -------- -------  ----------   ---------------   ---------------   ---------------   ---------------
                INITIAL
       RATINGS    BOND      SUB-
CLASS    M/S      SIZE   ORDINATION
-----  -------- -------  ----------
A      Aaa/AAA    80.70       19.30
M1      Aa2/AA     6.30       13.00                -                 -                 -                 -
M2      Aa3/AA     1.75       11.25                -                 -                 -                 -
M3      A2/A+      3.20        8.05                -                 -                 -                 -
M4      A3/A       1.40        6.65                -                 -                 -                 -
B1     Baa1/A-     1.20        5.45            7.918             8.341             6.846             7.216
                                               6.720             6.570             7.690             7.490
                                                 164               171               162               163
                                               19.41             12.68             20.20             13.09
                                               11.22              8.76             10.60              8.42
                                       Feb21 - Jul34     Apr15 - Jul32     Nov21 - Jul34     Aug15 - Aug34
                                                0.00%             0.00%             0.00%             0.03%
                                               16.25%            10.16%            14.63%             9.00%
B2     Baa2/BBB+   0.90        4.55                -                 -                 -                 -
B3     Baa3/BBB    0.75        3.80                -                 -                 -                 -
B4     Ba1/BBB-    0.50        3.30            6.486             6.206             5.503             5.194
                                               9.930             9.660            10.680            10.160
                                                 482               469               458               419
                                               23.21             15.54             23.99             15.92
                                                9.39              8.19              8.90              7.95
                                       Apr25 - Aug34     Jun18 - Aug34     Mar26 - Aug34     Nov18 - Aug34
                                                0.01%             0.13%             0.03%             0.03%
                                               14.03%             7.90%            12.38%             6.75%
B5     Ba2/BB+     1.00        2.30
B6     NR/BB+      0.85        1.45
OC                 1.45           -                -                 -                 -                 -